Exhibit 13.2

Certification by the Principal Financial Officer pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 20-F of Olink Holding AB (publ) (the “Company”) for the year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Oskar Hjelm, Chief Financial Officer and Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25th, 2024
By: /s/ Oskar Hjelm
Name: Oskar Hjelm
Title: Chief Financial Officer
(Principal Financial Officer)